UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Staffing 360 Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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757 3rd Avenue

27th Floor

New York, NY 10017

(646) 507-5710

Dear Stockholder:

You are invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Staffing 360 Solutions, Inc. (the “Company”), which will take place on December 30, 2022 at 10:00 a.m., New York time. The Annual Meeting will be conducted in a virtual format at www.virtualshareholdermeeting.com/STAF2022.

This year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STAF2022. You will also be able to dial-in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Enclosed with this letter are your Notice of Annual Meeting of Stockholders, proxy statement and proxy card. Also provided is the Company’s 2021 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended January 1, 2022. The proxy statement describes the business that will be acted upon at the Annual Meeting. Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. The Notice of Annual Meeting of Stockholders, our proxy statement and the 2021 Annual Report are also available at www.proxyvote.com.

Your vote is very important. Whether or not you expect to be present at the Annual Meeting, please read the enclosed proxy statement and vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote online or by phone, or by mail by following the instructions on the proxy card or voting instruction card you received. Voting online or by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote at the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

If you plan to attend the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your ongoing support. We hope you will attend the virtual Annual Meeting.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: December 30, 2022

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Staffing 360 Solutions, Inc. (the “Company”), will be held at 10:00 a.m. New York time on December 30, 2022, virtually over the Internet at www.virtualshareholdermeeting.com/STAF2022, for the following purposes:

(1)	to elect two Class II directors to serve until the 2024 Annual Meeting of Stockholders and one non-classified director to serve until the 2023 Annual Meeting of Stockholders, or in each case, until their respective successors have been duly elected and qualified (“Proposal 1”);
(2)	to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Proposal 2”);
(3)	to approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote on the compensation of the Company’s named executive officers (every three, two or one years) (“Proposal 3”);
(4)	to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the 2022 fiscal year (“Proposal 4”); and
(5)	to transact any other business properly brought before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board of Directors recommends that you vote “FOR” each director nominee named in Proposal 1, “FOR” Proposal 2, “every three years” in Proposal 3 and “FOR” Proposal 4 at the Annual Meeting.

This year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STAF2022, and entering the 16-digit control number included on the proxy card or on the instructions. You will also be able to dial-in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you received.

The Board has fixed the close of business on November 23, 2022 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or at any postponement(s) or adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting.

Hard copies of this Notice of Annual Meeting of Stockholders, the proxy statement and additional proxy materials are being mailed to stockholders of record beginning on or about December 1, 2022. These materials are also available at www.proxyvote.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the virtual Annual Meeting or any postponement or adjournment of the Annual Meeting, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote your shares at or prior to the virtual Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By order of our Board

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 30, 2022

This proxy statement is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on the Internet at www.virtualshareholdermeeting.com/STAF2022, on December 30, 2022 at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), and at any postponement(s) or adjournment(s) thereof.

Unless the context otherwise requires, in this proxy statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries on a consolidated basis, and we use the terms “stockholder(s)” and “holder(s) of record” to refer to holders of shares of our common stock, par value $0.00001 per share, entitled to vote at the Annual Meeting. The Company effected a one-for-six reverse stock split on June 30, 2021 and a one-for-ten reverse stock split on June 24, 2022 (together, the “Reverse Stock Splits”). All share and per share information in this proxy statement has been retroactively adjusted to reflect the Reverse Stock Splits.

The executive offices of the Company are located at, and the mailing address of the Company is, 757 Third Avenue, 27th Floor, New York, New York 10017.

On or about December 1, 2022, we will begin mailing printed copies of this proxy statement, along with the Notice, the 2021 Annual Report and proxy card to our stockholders of record as of the close of business on November 23, 2022.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we provide to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What am I voting on?

At this year’s Annual Meeting, you will be asked to:

(1)	elect two Class II directors to serve until the 2024 Annual Meeting of Stockholders and one non-classified director to serve until the 2023 Annual Meeting of Stockholders, or in each case, until their respective successors have been duly elected and qualified (the “Director Election Proposal”);
(2)	approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”);
(3)	approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote on compensation of the Company’s named executive officers (every three, two or one years) (the “Say-on-Frequency Proposal”);
(4)	ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the 2022 fiscal year (the “Auditor Ratification Proposal”); and
(5)	transact any other business properly brought before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

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Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth above and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Holders of record of our common stock at the close of business on November 23, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The Record Date is established by the Board as required by Delaware law. Pursuant to the rights of our stockholders contained in our organizational documents, each share of our common stock is entitled to one vote on all matters to be considered at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting. As of the Record Date, we had 2,533,199 shares of common stock outstanding.

What is the difference between a stockholder of record and a “street name” holder?

If your shares of common stock are registered directly in your name with Action Stock Transfer Corporation, our transfer agent, you are considered the stockholder of record with respect to those shares of our common stock. The Notice has been sent directly to you by the Company.

If your shares of common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares of common stock, and your shares of common stock are held in “street name.” Your broker, bank or nominee is considered, with respect to those shares of common stock, the stockholder of record. As the beneficial owner, you have the right to direct your nominee regarding how to vote your shares.

How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record, you may vote over the Internet, by telephone, by mail or during the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

●	Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 29, 2022. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

●	Vote by Telephone. You can vote by telephone by calling the toll-free telephone number found on the proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on December 29, 2022. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

●	Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

●	Vote online during the Annual Meeting. To vote online during the Annual Meeting, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. You are entitled to virtually attend the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.

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By completing and submitting the proxy card or by submitting your instructions via the Internet or by telephone, you will direct the designated persons (known as “proxies”) to vote your shares of common stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Brendan Flood or, in his absence, Alicia Barker and Nicholas Koutsivitis, to serve as the proxies for the Annual Meeting. Submitting a proxy will not affect your right to virtually attend the Annual Meeting and change your vote online during the Annual Meeting.

How do I vote my shares if I hold my shares in “street name”?

If you hold your shares in “street name,” your broker, bank or other nominee should provide you with a request for voting instructions along with the proxy materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you sign but do not fully complete the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposals for which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares during the Annual Meeting.

Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting virtually or are unable to attend.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of the proxy materials (consisting of this proxy statement, the accompanying Notice, our 2021 Annual Report and the proxy card or voting instruction form). For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a copy of the proxy materials, including a proxy card, for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

How does the Board recommend that I vote my shares?

The full recommendations of our Board are set forth together with the description of each proposal elsewhere in this proxy statement. In summary, the Board recommends a vote:

●	“FOR” the election of the directors named in the Director Election Proposal;
●	“FOR” the Say-on-Pay Proposal;
●	“Every three years” in the Say-on-Frequency Proposal; and
●	“FOR” the Auditor Ratification Proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

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How will my proxy vote my shares if I do not provide specific voting instructions?

If you are a record holder who returns a signed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you did not provide any voting instructions, and such shares will be voted in the following manner:

●	“FOR” the election of the directors named in the Director Election Proposal;
●	“FOR” the Say-on-Pay Proposal; and
●	“Every three years” in the Say-on-Frequency Proposal; and
●	“FOR” the Auditor Ratification Proposal.

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your broker, bank or other nominee will be unable to vote your shares on any of the proposals other than the Auditor Ratification Proposal. See “What is a broker non-vote?”

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	notifying our Corporate Secretary in writing at 757 Third Avenue, 27th Floor, New York, New York 10017, that you are revoking your proxy before 5:00 p.m., Eastern Time, on December 29, 2022;
●

submitting a new proxy at a later date via the Internet, phone or by signing and delivering a new proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	virtually attending and voting online at the Annual Meeting.

If you are a “street name” holder, your broker, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Logging in for virtual attendance at the Annual Meeting alone will not revoke your proxy.

What constitutes a quorum?

The presence in person or by proxy of the holders of record of one-third of the shares of common stock entitled to vote at a meeting of stockholders constitutes a quorum for purposes of the Annual Meeting. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. See “What is a broker non-vote?”

If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Auditor Ratification Proposal is considered a “routine matter”. Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal, the Say-on-Pay Proposal or the Say-on-Frequency Proposal 2.

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Assuming a quorum is present at the Annual Meeting, what vote is required to approve each proposal and what are my voting choices with respect to each proposal?

●	Director Election Proposal. The election of our director nominees requires the approval of a majority of the votes validly cast with respect to such nominee; provided that if the number of nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors. Accordingly, for a nominee to be validly appointed to our Board, the number of shares voted “FOR” that director nominee must exceed the number of votes cast “AGAINST” such director nominee.

For the Director Election Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN” separately for each nominee.

●	Say-on-Pay Proposal. The approval of the Say-on-Pay Proposal will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

For the Say-On-Pay Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote cast “AGAINST” the approval of such proposal. Broker non-votes will have no effect on this proposal.

Say-on-Frequency Proposal. The frequency of future advisory votes on executive compensation will be approved by a plurality vote of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting, such that the option receiving the most votes will be considered the recommendation of the stockholders.

For the Say-On-Frequency Proposal, you may choose to vote “Every year,” “Every two years”, “Every three years” or “ABSTAIN”. Abstentions and broker non-votes will have no effect on this proposal.

●	Auditor Ratification Proposal. The ratification of Baker Tilly US, LLP as the Company’s independent registered public accountant will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

For the Auditor Ratification Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN”. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against the Say-on-Pay Proposal and the Auditor Ratification Proposal. Abstentions will have no effect on the Director Election Proposal and the Say-on-Frequency Proposal.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal, the Say-on-Pay Proposal or the Say-on-Frequency Proposal because broker non-votes are not considered shares entitled to vote. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

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Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board of Directors on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingsdale”), the proxy solicitation firm hired by the Company, at an approximate cost of $8,000, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the common stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of common stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting. Our organizational documents prohibit cumulative voting in the election of directors.

Where can I find the voting results of the Annual Meeting?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale, if you have any questions or need assistance in voting your shares. Banks, brokers and shareholders may call Kingsdale toll-free at 1-866-581-1570 (or call collect outside North America at +1-416-867-2272) or may send an email to contactus@kingsdaleadvisors.com.

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GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Delaware General Corporation Law and our organizational documents. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its committees comprised of certain directors.

Executive Officers and Directors

Executive officers are elected annually by the Board to serve at the Board’s discretion until their successor is duly elected or qualified or until their earlier death, resignation or removal. For information regarding our directors’ terms of office, see “Proposal 1—Director Election Proposal.” The name, age and position of our executive officers and directors as of the Record Date are set forth below:

Name and Address	Age	Positions
Brendan Flood	57	Chairman, Chief Executive Officer, President and Director
Joe Yelenic	61	Senior Vice President, Corporate Finance (Principal Financial Officer)
Nick Koutsivitis	48	Senior Vice President, Corporate Controller (Principal Accounting Officer)
Alicia Barker	52	Chief Operating Officer, Executive Vice President and Director
Dimitri Villard	79	Director
Jeff Grout	69	Director
Nicholas Florio	58	Director
Vincent Cebula	58	Director

Brendan Flood, Chairman, Chief Executive Officer, President and Director. Mr. Flood has been the Chairman or Executive Chairman and a Director of the Company since January 7, 2014. He assumed the role of Chairman and Chief Executive Officer (“CEO”) on December 19, 2017 and has been in the staffing industry for over 20 years. Mr. Flood joined the Company upon the sale to us of his business, Initio International Holdings Limited (“Initio”), on January 3, 2014, where he was the chairman and chief executive officer. He had previously acquired Initio as part of a management buy-out, which he led, in January 2010. Prior to Initio, Mr. Flood worked in several staffing companies, including Hudson Global Resources Inc. (“Hudson Global Resources”), which he brought to the Nasdaq National Market on April 1, 2003 as a spin-off from Monsterworldwide Inc. (“Monsterworldwide”). His experience while at Monsterworldwide included numerous M&A transactions, operational management in both London and New York, and various senior financial roles. Mr. Flood graduated from Dublin City University in Ireland with a Bachelor of Arts Degree in Accounting and Finance. Mr. Flood’s strong financial background and years of experience at major staffing firms like Monsterworldwide and Hudson Global Resources qualifies him to be the President and Chief Executive Officer and Chairman of the Board of Directors given our core business in the staffing industry.

Joe Yelenic, Senior Vice President, Corporate Finance. Mr. Yelenic joined us as a result of the acquisition of Headway Workforce Solutions (“Headway”) on May 18, 2022. During his 18 years with Headway, he served in senior financial roles, including Director of Internal Audit and Chief Financial Officer. Mr. Yelenic was instrumental in overseeing Headway’s growth in revenues during this time. Mr. Yelenic assumed the role of President, Chief Operating Officer for Headway in January 2019. As a licensed CPA with over thirty-eight years of financial management experience, primarily in HR outsourcing and temporary staffing industries, Mr. Yelenic provides strategic financial and operational leadership in his role involving financial planning and analysis for the Company. His experience includes several M&A transactions beginning with the buyout of SPEC Group Holdings in 1994, where he helped facilitate six years of accelerated growth before its acquisition by TMP Worldwide. Mr. Yelenic graduated from Duquesne University in Pittsburgh Pennsylvania with a Bachelor of Science degree in accounting. Mr. Yelenic has served as the Company’s Senior Vice President, Corporate Finance since May 2022.

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Nick Koutsivitis, Senior Vice President, Corporate Controller. Mr. Koutsivitis brings to us more than 20 years of experience in accounting and leadership roles. From 2014 to 2017, he was our Corporate Controller. From 2017 to 2019, he was the CFO of a privately owned staffing company before returning to us in 2020. Mr. Koutsivitis has served as our Senior Vice President, Corporate Controller since 2020.

Alicia Barker, Chief Operating Officer, Executive Vice President and Director. Alicia Barker has served as a director on the Board since April 2018 and as Executive Vice President and Chief Operating Officer since July 2018. Ms. Barker brings over two decades of extensive human resources, communication and operational expertise to her role. From July 2016 to July 2018, she served as principal and owner of Act II Consulting, providing human resources consulting and professional coaching services to individuals and corporations. From May 2014 to May 2016, Ms. Barker served as senior vice president, Human Resources at Barker, a full-service advertising agency where she led talent procurement and executive development. She also previously served on the executive team as vice president, Human Resources at Hudson North America, a global talent solutions company, as vice president, Human Resources, at Grey Group, a global advertising and marketing agency, and before that, as Human Resources Director at Icon/Nicholson, which designs, develops, and produces prepackaged computer software. Over the past several years, Ms. Barker has held positions on not-for-profit boards in her local community. Ms. Barker was also solicited to be the Campaign Manager for the Mayoral Campaign in the town of Westfield, New Jersey during the 2018 election. Ms. Barker’s educational background includes a major in Communications, a SHRM-CP Certification in HR and a Professional Coaching Certification. Ms. Barker’s extensive human resources expertise qualifies her to be a director on the Board.

Dimitri Villard, Director. Dimitri Villard has been a director on the Board since July 2012. Mr. Villard was chairman and chief executive officer of Peer Media Technologies, Inc., a public company Internet technology business, from February 2009 to December 2012. Peer Media Technologies, Inc. changed its name from ARTISTdirect, Inc. in May 2010. Prior to that, Mr. Villard served as interim chief executive officer from March 6, 2008 and as a director from January 2005 until 2012. Mr. Villard has also served as president and a director of Pivotal BioSciences, Inc., a biotechnology company, from September 1998 to August 2018. In addition, since January 1982, he has served as president and director of Byzantine Productions, Inc. Previously, Mr. Villard was a director at the investment banking firm, SG Cowen and affiliated entities, a position held from January 1997 to July 1999. From 2004 to 2008, Mr. Villard served as chairman of the board of directors of Dax Solutions, Inc., an entertainment industry digital asset management venture, and from July 2012 until September 2013, he was a member of the board of directors of The Grilled Cheese Truck Company, a public company. He is also a member of the executive committee of the Los Angeles chapter of the Tech Coast Angels, a private venture capital group. Mr. Villard received a Bachelor of Arts from Harvard University and a Master of Science degree from China International Medical University. He serves on the Nominating and Corporate Governance Committee, the Compensation and Human Resources Committee and the Audit Committee. Mr. Villard’s experience as an officer and/or director of several public companies, as well as an investment banker, qualifies him to be a director on the Board.

Jeff Grout, Director. Jeff Grout has been a director on the Board since February 2014. He is a successful business speaker, consultant and coach. From 1980 to 2001, he served as U.K. managing director of Robert Half International, a leading international recruitment consultancy, and business manager to Sir Clive Woodward, head coach of the England Rugby Team. From 2001, Mr. Grout has been an independent business consultant specializing in leadership, people management, team building, peak performance, recruitment and retention issues. He has spoken at Henley Business School, Ashridge Management College, Cardiff Business School and the Danish Centre for Leadership, and his clients include Amazon, Deloitte, LinkedIn, British Airways, Barclays, Ernst & Young and Virgin. He holds several corporate advisory and executive coaching appointments and is also a successful business author. Mr. Grout has written books on leadership, recruitment, career success, the psychology of peak performance and his police detective father’s first murder case. His eighth book entitled What You Need to Know about Leadership was published in May 2011. Mr. Grout holds a Bachelor of Science in Economics from the London School of Economics and Political Science. Mr. Grout brings valuable operational experience within the staffing industry having grown the U.K. business of Robert Half International from $1 million to $100 million in sales and from 12 to 365 employees. He also identified and integrated several acquisitions of staffing businesses in the U.K. and continental Europe. He is the Chairman of our Compensation and Human Resources Committee and serves on the Nominating and Corporate Governance Committee and the Audit Committee. Mr. Grout’s extensive staffing industry experience, including his role as former Managing Director of Robert Half International, qualifies him to be a director on the Board.

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Nicholas Florio, Director. Nicholas Florio has been a director on the Board since May 2014. Mr. Florio provides business consulting and financial advice to a variety of closely held private businesses. He is a retired audit and accounting partner for Citrin Cooperman & Company, LLP (“Citrin Cooperman”). Mr. Florio has been with Citrin Cooperman for over 25 years. He currently serves as a consultant with Citrin Cooperman. With over 30 years of experience in the staffing and employment arena, Mr. Florio served as the practice leader of Citrin Cooperman’s employment and staffing area. Mr. Florio’s experience in this area included providing advice on corporate structuring; design of stock incentive and deferred compensation plans; merger and acquisition due diligence and consulting; among general business and tax advice. He was also a member of the board of directors of both the New York Staffing Association (“NYSA”) and New Jersey Staffing Association and was the president of the Industry Partner Group of NYSA for over 20 years. Prior to his retirement Mr. Florio was also a long-standing member of the Citrin Cooperman’s executive committee. A graduate of Pace University, Mr. Florio is a member of the New York State Society of Certified Public Accountants as well as the American Institute of CPAs. He is the Chairman of our Nominating and Corporate Governance Committee as of August 2022 and serves on the Audit Committee and the Compensation and Human Resources Committee. Mr. Florio’s acute knowledge of financial and accounting matters, with an emphasis in the staffing industry through his role as audit and accounting partner for Citrin Cooperman, qualifies him to be a director on the Board.

Vincent Cebula, Director. Vincent Cebula has been a director on the Board since July 2021. Mr. Cebula has a decades-long and successful history as an independent director in a number of both public and private companies, operating advisor and investor in special situations, including 35 years of experience in private equity, investment banking and operational restructurings. From 2013 through 2021, Mr. Cebula was Chief Operating Officer, Co-Founder and Operating Advisor of Solace Capital Partners, L.P. an alternative asset manager focused on distressed debt and special situation investment opportunities in middle-market companies. Earlier in his career, he was Managing Director at Oaktree Capital Management, LLC and its predecessor, Trust Company of the West, and later at Jefferies Capital Partners where he was active in investing on behalf of funds representing more than $4 billion in combined capital commitments. He began his career as an investment banker at Drexel Burnham Lambert. Mr. Cebula graduated from Wharton School, University of Pennsylvania summa cum laude earning a B.S. Economics degree with concentrations in Finance and Decision Science. He currently serves as an Independent Director on the board of Independence Contract Drilling, Inc., a publicly traded oil field services company, and on the board of another private company. Mr. Cebula is the Chairman of the Audit Committee as of August 2022 and serves on the Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee. Mr. Cebula’s extensive skills and experience in business and finance, including corporate governance, capital markets and tax planning, qualifies him to be a director on the Board.

Board Composition

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”) provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board has been fixed to six directors. Subject to any rights applicable to any then outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Our Board is classified into three classes, designated Class I, Class II and Non-Classified. Class I and Class II directors have a term of two years or until such director’s successor is duly elected or qualified. Non-Classified Directors serve a term of one-year or until such director’s successor is duly elected or qualified. The terms of Class II directors and Non-Classified director expire at this Annual Meeting, and the term of Class I directors and Non-Classified director will expire at the Company’s annual meeting of stockholders to be held in 2023.

Board Meetings; Annual Meeting Attendance

For the fiscal year ended January 1, 2022 (“Fiscal 2021”), the Board met 12 times. Each director attended 100% of the total number of meetings of the Board and committees of the Board during Fiscal 2021. Directors are encouraged, but are not required, to attend our annual meeting of stockholders. All directors attended our 2021 annual meeting of stockholders.

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Independence of Directors

In determining the independence of our directors, the Board applied the definition of “independent director” provided under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. After considering all relevant facts and circumstances, the Board has determined that each of Messrs. Villard, Florio, Cebula and Grout is independent within the definition of independence under Nasdaq Listing Rules. In making this determination, the Board considered, among other things, (i) relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and described under “Governance of the Company—Related Party Transactions” beginning on page 17 and (ii) other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none. If all of the director candidates nominated for election at the Annual Meeting are elected, our Board will consist of a majority of four independent directors out of a total of six directors on our Board.

Committees of the Board of Directors

Our Board currently has four standing committees: the Audit Committee, the Compensation and Human Resources Committee, the Nominating and Corporate Governance Committee, and the Mergers and Acquisitions Committee, each of which is described below. All standing committees operate under a charter that has been approved by the Board. Copies of the charters of the Audit Committee, Compensation and Human Resources Committee, Nominating and Governance Committee, and the Mergers and Acquisitions Committee can be found on our Internet site www.staffing360solutions.com.

Audit Committee. Our Audit Committee of the Board (the “Audit Committee”) is composed of Messrs. Vincent Cebula (Chairman), Nicholas Florio, Dimitri Villard and Jeff Grout. Our Board has determined that each member of our Audit Committee is an independent director under current Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our financial statements. Our Board has also determined that Mr. Cebula qualifies as an Audit Committee ‘‘financial expert’’ as defined in Item 407(d)(5) of Regulation S-K and that he has accounting or related financial management expertise as required under the applicable Nasdaq rules. The Audit Committee formally met 9 times during Fiscal 2021. During Fiscal 2021 and through August 2022, Mr. Florio served as the Chairman of the Audit Committee. Mr. Cebula has been serving as Chairman of the Nominating and Corporate Governance Committee since August 2022.

The purpose of the Audit Committee is to assist the Board in its oversight of: (1) the integrity of the Company’s financial reporting and systems of internal accounting control, (2) the independence, qualifications and performance of the Company’s independent registered public accounting firm, and (3) the Company’s compliance with legal and regulatory requirements. Our Audit Committee’s primary responsibilities and obligations are set forth in the charter of the Audit Committee and include, among other things:

●	appointing, compensating, retaining and overseeing the work of the independent auditor;

●	pre-approving all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor and establishing policies and procedures for the engagement of the independent auditor to provide auditing and permitted non-audit services;

●	reviewing the annual audited financial statements, quarterly financial statements, quarterly earnings announcements and other public announcements regarding our results of operations with management and the independent auditor;

●	reviewing and approving all related party transactions;

●	reviewing major changes to our accounting and auditing principles and practices as suggested by management or the independent auditor;

●	meeting periodically with management to review our major financial and business risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

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●	obtaining and reviewing, at least annually, a report by the independent auditor describing the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

●	considering and evaluating, at least annually, the independence of the independent auditor;

●	receiving reports from our independent auditor and management regarding, and reviewing the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures; and

●

establishing procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation and Human Resources Committee. Our Compensation and Human Resources Committee (the “Compensation and Human Resources Committee”) is composed of Messrs. Jeff Grout (Chairman), Dimitri Villard, Vincent Cebula and Nicholas Florio. Our Board has determined that each member of the Compensation and Human Resources Committee (i) meets the definition of “independence” under the rules and regulations of the SEC and Nasdaq and (ii) is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act. The Compensation and Human Resources Committee formally met 13 times during Fiscal 2021.

Our Compensation and Human Resources Committee’s primary responsibilities and obligations are set forth in the charter of the Compensation and Human Resources Committee and include, among other things:

●	reviewing and determining the compensation of our executive officers and our compensation philosophy;

●	administering our equity incentive and bonus plans;

●	reviewing and approving incentive compensation and equity plans;

●	reviewing and evaluating the performance of our executive officers; and

●	reviewing and approving the design of other benefit plans pertaining to our executives and employees.

Pursuant to the Compensation and Human Resources Committee Charter, the Compensation and Human Resources Committee may delegate authority and assign responsibility with respect to its functions to such officers of the Company, or committees comprised of such persons, as it may deem appropriate from time to time, or to a subcommittee of the Compensation and Human Resources Committee. We did not engage any consultants in determining or recommending the amount or form of executive officer and director compensation during 2021.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”) is composed of Messrs. Nicholas Florio (Chairman), Dimitri Villard, Vincent Cebula and Jeff Grout. Our Board has determined that each member of our Nominating and Corporate Governance Committee qualifies as an “independent” member of the Board as defined by the rules and regulations of the SEC and Nasdaq. The Nominating and Corporate Governance Committee formally met 5 times during Fiscal 2021. During Fiscal 2021 and through August 2022, Mr. Villard served as the Chairman of the Nominating and Corporate Governance Committee. Mr. Florio has been serving as Chairman of the Nominating and Corporate Governance Committee since August 2022.

The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and proposing potential director nominees to the Board for consideration. Our Nominating and Corporate Governance Committee’s primary responsibilities and obligations are set forth in the charter of the Nominating and Corporate Governance Committee and include, among other things:

●	recommending, based on criteria established by the Nominating and Corporate Governance Committee, to the Board candidates for election or reelection to the Board at each annual meeting of stockholders of the Company or any other meeting of our stockholders where the election of a class of directors is to be considered;

●	recommending to the Board candidates for election by the Board to fill vacancies occurring on the Board;

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●	considering stockholders’ nominees in accordance with applicable rules and regulations and developing procedures regarding the stockholder nomination process;

●	evaluating and making recommendations to the Board concerning the structure, composition and functioning of the Board and all Board committees;

●	developing and recommending to the Board from time to time corporate governance guidelines applicable to us and administering our existing governance policies, including its Code of Ethics; and

●	reviewing any issues relating to conflicts of interests.

Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee of the Board (the “M&A Committee”) was formed on October 22, 2021. The M&A Committee is composed of Vincent Cebula, Nicholas Florio, Brendan Flood and Alicia Barker. The M&A Committee shall be comprised of at least two (2) “independent” members of the Board as defined by the rules and regulations of the SEC and Nasdaq. Mr. Cebula and Mr. Florio are independent within this definition. The M&A Committee formally met 1 time during Fiscal 2021.

The purpose of the M&A Committee is to assist the Board in: (i) reviewing and recommending merger and acquisition transactions, including financing, proposed by the Company’s management; (ii) reviewing and recommending strategic investment transactions and dispositions of material assets proposed by our management; (iii) proposing the assessment of potential acquisitions and mergers; and (iv) performing and carrying out the other duties set forth in the charter of the M&A Committee.

Our M&A Committee’s primary responsibilities and obligations are to:

●	Review our strategy regarding mergers, acquisitions, and dispositions with management.
●	Recommend acquisition targets, strategies, and dispositions of material assets to the Board, as appropriate.
●	Provide the Board with such additional information and materials as appropriate to assist the Board in its evaluation, understanding, or oversight of any proposed merger, acquisition, investment, or disposition.
●	Report regularly to the Board following meetings of the M&A Committee, with respect to such matters as are relevant to the M&A Committee’s discharge of responsibilities, and with updated status of all proposed acquisitions, divestitures and investments as the M&A Committee may deem appropriate.
●	Retain outside legal or other consultants or advisors as may be appropriate to assist the M&A Committee’s performance of its functions, or to advise or inform the M&A Committee.
●	Have all such other rights and powers as may be lawfully delegated to it by the Board.

Policies with Regard to Stockholder Recommendations

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should be accompanied by the information that is specified in the Bylaws, including the candidate’s name, biographical information, information regarding any relationships between the candidate and us within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Staffing 360 Solutions, Inc.

757 Third Avenue

27th Floor

New York, NY 10017

Attention: Corporate Secretary

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In addition, the Bylaws permit stockholders to nominate directors for consideration at an annual meeting of the stockholders. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. The exclusive means by which a stockholder may nominate a director pursuant to the Bylaws shall be by delivery of a notice to the Secretary setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (e) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Board, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant the Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board (the “Chairman”), who also serves as our President and CEO, presides at all meetings of the Board. The Chairman is appointed on an annual basis by majority vote of the directors, excluding the vote of the Chairman. Dimitri Villard has been serving as our lead independent director since August 2022. Our lead independent director chairs the executive sessions of our Board meetings; provides feedback to the Chairman and Chief Executive Officer; if appropriate, and in coordination with executive management, is available for consultation and direct communication with major stockholders; and leads the Board’s evaluation of the Chairman and Chief Executive Officer. We have a separate chair for each committee of our Board, all of whom are independent directors. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our Board.

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a Board committee or the full Board for oversight as follows:

●	Full Board – Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

●	Audit Committee – Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

●	Compensation and Human Resources Committee – Risks and exposures associated with leadership assessment and compensation programs and arrangements, including incentive plans.

●	Nominating and Corporate Governance Committee – Risks and exposures relating to corporate governance and management and director succession planning.

●	Mergers and Acquisitions Committee – Risks and exposures associated with mergers, acquisitions, investments, and dispositions.

Director Qualifications and Diversity

Our Board and our Nominating and Corporate Governance Committee seek independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In evaluating potential Board candidates, our Board and our Nominating and Corporate Governance Committee consider, among other things, the level of relevant experience, financial literacy, business acumen of the candidate and the candidate’s independence from the Company in light of the current makeup and independence of the Board. We aim to maintain a Board consisting of at least a majority of independent directors. Qualified candidates for director are those who, in the judgment of the Nominating and Corporate Governance Committee and the Board, have had significant decision-making responsibility, and have business, legal or academic experience, including experience in disciplines relevant to our businesses, and who will represent the best interests of the stockholders as a whole rather than special interest constituencies. The Nominating and Corporate Governance Committee and the Board will also consider the nominee’s willingness and ability to devote adequate time to Board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring of experience and viewpoints of Board members.

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We have no formal policy regarding Board diversity. In evaluating nominations to the Board, the Nominating and Corporate Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Nominating and Corporate Governance Committee also takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

The current director candidates were recommended by the Nominating and Corporate Governance Committee and nominated by the full Board.

Director Resignation Policy

Pursuant to the Bylaws, we have adopted a director resignation policy which provides that our Board shall only nominate individuals for election or re-election to our Board if such individuals agree in advance to tender irrevocable resignations that become effective upon (i) the failure to receive the requisite vote for re-election at the next annual meeting of stockholders at which they face re-election and (ii) Board acceptance of such resignation. In the event that an incumbent director fails to receive the requisite vote for re-election to the Board, our Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject such director’s resignation, and the applicable director will abstain from participating in any decision as to his or her resignation.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Family Relationships

There are no family relationships among any of our executive officers or any of our directors.

Code of Ethics

We have adopted a Code of Ethics and Whistleblower Policy that apply to our executive officers, directors, employees and our subsidiaries.

We have posted our Code of Ethics and our Whistleblower Policy on our website at https://www.staffing360solutions.com/investors-2/links-page/corporate-governance-1. In the event that we make any amendments to, or grant any waivers of, a provision of our code of ethics that applies to the principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on our website.

Policy on Trading, Pledging and Hedging of Company Stock

We maintain an insider trading policy that, among other things, prohibits all officers, including our named executive officers, directors and employees from engaging in “hedging” transactions with respect to our securities. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our common stock. In addition, they are also prohibited from pledging our securities.

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Conflicts of Interest

Members of our executive management team are required by their respective employment agreements with the Company to devote substantially all of their business time to our affairs. However, our directors are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as directors on the Board. Although the directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their Board duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to the attention of our directors and may relate to our business operations. Our directors are, so long as they are our directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement would be a breach of the fiduciary duties of the director. If we or the companies with which the directors are affiliated both desire to take advantage of an opportunity, then said directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so.

Our officers are, so long as they remain officers, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us exclusively during the term of their employment, and offered first to us on a right of first refusal basis for one year after any termination. A breach of this requirement would be a breach of the fiduciary duties of the officer and a breach of his or her employment agreement. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Communications with the Board of Directors

Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board (or a particular member or committee thereof) at 757 Third Avenue, 27th Floor, New York, NY 10017.

These communications will be reviewed by the office of the President who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. At each meeting of the Board, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge, based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that all directors, officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during Fiscal 2021, except for the following reporting persons:

●	One Form 3 was filed late for Mr. Cebula with respect to his appointment to the Board. One Form 4 was filed late for Mr. Cebula with respect to one transaction;

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●	Two Form 4s were filed late for Ms. Barker with respect to five transactions;

●	Two Form 4s were filed late for Mr. Florio with respect to five transactions;

●	Two Form 4s were filed late for Mr. Grout with respect to five transactions;

●	One Form 4 was filed late for Mr. Anwar with respect to two transactions;

●	One Form 4 was filed late for Mr. Flood with respect to two transactions; and

●	Two Form 4s were filed late for Jackson Investment Group, LLC relating to four transactions.

Related Party Transactions

Review, Approval or Ratification of Transactions with Related Persons. Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing and approving all related party transactions, including those required to be disclosed as a “related party transaction” under applicable federal securities laws. The Audit Committee has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Audit Committee, the Company expects that the Audit Committee would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Audit Committee would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Summary of Related Party Transactions. Described below are transactions occurring since January 3, 2021 and any currently proposed transactions to which we were a party and in which the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at January 1, 2022 and January 2, 2021, and in which any related person had or will have a direct or indirect material interest, excluding executive compensation arrangements described elsewhere herein.

The Jackson Transactions

On February 5, 2021, we entered into a Limited Consent and Waiver with Jackson Investment Group, LLC (“Jackson”) whereby, among other things, Jackson agreed that we may use 75% of the proceeds from this offering to redeem a portion of the 2020 Jackson Note and 25% of the net proceeds from this offering to redeem a portion of our Series E Convertible Preferred Stock (the “Base Series E Preferred Stock”), notwithstanding certain provisions of the certificate of designation for the Base Series E Preferred Stock that would have required us to use all the proceeds from this offering to redeem the Base Series E Preferred Stock. In addition, we also agreed in the Limited Consent and Waiver to additional limits on our ability to incur other indebtedness, including limits on advances under our revolving loan facility with MidCap Funding X Trust (“MidCap”). We also agreed that to the extent that any of our Paycheck Protection Program Loans were forgiven after this offering, Jackson may convert the Base Series E Preferred Stock and Series E-1 Convertible Preferred Stock (the “Series E-1 Preferred Stock”) that remained outstanding into a secured note that is substantially similar to the Second Amended and Restated 12% Senior Secured Note originally due September 30, 2022 (as amended, the “2020 Jackson Note”). On April 8, 2021, the Limited Consent and Waiver was extended to June 17, 2021.

Jackson also entered into a Limited Waiver and Agreement with us on February 5, 2021, whereby Jackson agreed that it would not convert any shares of the Base Series E Preferred Stock or Series E-1 Preferred Stock into shares of our common stock or exercise any warrants to purchase shares to the extent that doing so would cause the number of our authorized shares of common stock to be less than the number of shares being offered in the public offering of 3,642,547 shares of common stock, which closed on February 12, 2021. Jackson also waived any event of default under the Series E Certificate of Designation and the 2020 Jackson Note that would result from us having an insufficient number of authorized shares of common stock to honor conversions of the Base Series E Preferred Stock and exercise of Jackson’s warrants. On April 8, 2021, the Limited Waiver and Agreement was extended to June 17, 2021, and on May 6, 2021, in connection with the Exchange (as defined below), the Limited Waiver and Agreement was extended to June 30, 2021.

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On May 6, 2021, we entered into an Exchange Agreement with Jackson, pursuant to which, among other things, Jackson agreed to exchange 6,172 shares of our Series E Preferred Stock and 1,493 shares of our Series E-1 Convertible Preferred Stock for an equivalent number of shares of our Series G Convertible Preferred Stock, par value $0.00001 per share and Series G-1 Convertible Preferred Stock, par value $0.00001 per share (collectively, the “Series G Preferred Stock”, and such transaction, the “Exchange”). The Exchange was consummated on May 6, 2021.

On July 21, 2021, we exchanged our outstanding shares of Series G Convertible Preferred Stock and Series G-1 Preferred Stock for senior indebtedness by issuing to Jackson a new 12% Senior Secured Note, in aggregate principal amount of $7,733,000 (the “New Note”), which amount represented all of our outstanding Series G Preferred Stock and Series G-1 Convertible Preferred Stock held by Jackson as of July 21, 2022. The New Note was deemed issued pursuant to the Second Amended and Restated Note Purchase Agreement.

Under the terms of the New Note, we were required to pay interest on the New Note at a per annum rate of 12%, in cash only, accruing from and after the date of the Note and until the entire principal balance of the Note shall have been repaid in full, and on and at all times during which the “Default Rate” (as defined in the Second Amended and Restated Note Purchase Agreement) applies, to the extent permitted by law, at a per annum rate of 17%. The entire outstanding principal balance of the New Note was due and payable in full on September 30, 2022. Upon an Event of Default (as defined in the Amended Note Purchase Agreement), the principal of the New Note and all accrued and unpaid interest thereon may be accelerated and declared or otherwise become due and payable in accordance with the terms of the Second Amended and Restated Note Purchase Agreement.

On July 22, 2021 we entered into a Limited Consent with Jackson whereby, among other things, Jackson agreed that we could effect a registered direct offering and concurrent private placement (the “July 2021 Offerings”) and use $5 million of the net proceeds thereof to pay accrued and unpaid interest and prepay a portion of the outstanding principal balance of the 2020 Jackson Note, notwithstanding certain provisions of the certificate of designation for the Series G Convertible Preferred Stock that would have required us to use all the proceeds from the July 2021 Offerings to redeem the Series G Preferred Stock.

On April 18, 2022, we and Jackson entered into a limited consent and wavier (the “Headway Limited Consent”) related to the Second Amended and Restated Note Purchase Agreement. The Headway Limited Consent permitted, among other things, the Headway Acquisition (as defined herein) and issuance of Series H Preferred Stock, and additionally granted one-time waivers under the Second Amended and Restated Note Purchase Agreement of (i) the occurrence of a breach of a financial covenant as of the first fiscal quarter ended March 31, 2022, and (ii) the delivery of certain audited financial statements until May 2, 2022.

On each of September 28, 2022, October 13, 2022 and October 21, 2022, we and Jackson entered into a limited consents (the “2022 Limited Consents”) related to the Second Amended and Restated Note Purchase Agreement. The 2022 Limited Consents each extended the maturity date of the 2020 Jackson Note to October 14, 2022, October 21, 2022 and October 28, 2022, respectively.

On October 27, 2022, we entered into the Third Amended and Restated Note Purchase Agreement with Jackson (the “Amended Note Purchase Agreement”), which amended and restated the Second Amended and Restated Note Purchase Agreement, dated October 26, 2020, as amended, and issued to Jackson the Third Amended and Restated Senior Secured 12% Promissory Note (the “Jackson Note”), with a remaining outstanding principal balance of approximately $9.0 million.

Under the terms of the Amended Note Purchase Agreement and the Jackson Note, we are required to pay interest on the Jackson Note at a per annum rate of 12% and in the event we have not repaid in cash at least 50% of the outstanding principal balance of the Jackson Note by October 27, 2023, then interest on the outstanding principal balance of the Jackson Note shall continue to accrue at 16% per annum of the outstanding principal balance of the Jackson Note until the Jackson Note is repaid in full. The Amended Note Purchase Agreement also extends the maturity date of the Jackson Note from October 28, 2022 to October 14, 2024. On October 27, 2022, in connection with the Amended Note Purchase Agreement, we issued to Jackson 100,000 shares of common stock (the “Jackson Shares”) and a warrant to purchase up to 24,332 shares of common stock at an exercise price of $3.06 per share (the “Jackson Warrant”). The Jackson Warrant is exercisable six months from October 27, 2022, and expires on October 27, 2027.

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Pursuant to the Amended Note Purchase Agreement, we are required to file a resale registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Jackson Shares and the shares of common stock issuable upon the exercise of the Jackson Warrant no later than 60 days after October 27, 2022, and to use reasonable best efforts to have such registration statement declared effective thereafter. Additionally, pursuant to the Amended Note Purchase Agreement, we agreed that upon the registration statement being declared effective under the Securities Act, we shall also (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with Jackson’s intended method of disposition, (ii) use commercially reasonable efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of securities or, in the case of an underwritten public offering, the managing underwriter, may reasonably request, and (iii) notify Jackson when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, of any request by the SEC for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose.

On October 27, 2022, in connection with the Amended Note Purchase Agreement, we entered into an Omnibus Amendment and Reaffirmation Agreement with Jackson, which, among other things, amended (i) the Amended and Restated Security Agreement, dated as of September 15, 2017, as amended, and (ii) the Amended and Restated Pledge Agreement, dated as of September 15, 2017, as amended, to reflect certain of the terms as updated and amended by the Amended Note Purchase Agreement. On October 27, 2022, in connection with the entry into the Amended Note Purchase Agreement, we entered into Amendment No. 4 (“Amendment No. 4”) to the Amended and Restated Warrant Agreement (as amended, the “Existing Warrant”) with Jackson. Pursuant to Amendment No. 4, the exercise price of the Existing Warrant was reduced from $60.00, such exercise price adjusted to give effect to the 1-for-6 reverse stock split effectuated on June 30, 2021, and the 1-for-10 Reverse Stock Split, effectuated on June 23, 2022, to $3.06 per share. The term of the Existing Warrant was also extended to January 26, 2028. Pursuant to the Existing Warrant, as amended from time to time, Jackson may purchase up to 15,093 shares of common stock.

On October 27, 2022, in connection with the Amended Note Purchase Agreement, the Jackson Note and Amendment No. 27, by and between us and MidCap, dated as of October 27, 2022, we, Jackson and MidCap entered into the Fifth Amendment to Intercreditor Agreement (the “Fifth Amendment”), which amended the Intercreditor Agreement, dated September 15, 2017, by and between is, Jackson and MidCap, as amended. The Fifth Amendment, among other things, permits the increase of the credit commitments under the Credit and Security Agreement as amended by Amendment No. 27 to $32.5 million.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Overview

The compensation program for our executive officers, as presented in the summary compensation table below, is administered by our Board and our Compensation and Human Resources Committee. The intent of our compensation program is to align our executives’ interests with those of our stockholders, while providing reasonable and competitive compensation.

The purpose of this executive compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individual who served as our principal executive officer during Fiscal 2021; (ii) our two most highly compensated executive officers, other than the individual who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of January 1, 2022, with compensation during Fiscal 2021 of $100,000 or more; and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on January 1, 2022. We refer to these individuals as our “named executive officers.” For Fiscal 2021, our named executive officers and the positions in which they served are:

●	Brendan Flood, our Chairman and Chief Executive Officer;

●	Khalid Anwar, our former Senior Vice President of Corporate Finance; and

●	Alicia Barker, our Chief Operating Officer.

The named executive officers, including our Chief Executive Officer, do not participate in any part of the process of reviewing and setting their own compensation levels. The Chief Executive Officer acts in an advisory capacity in setting compensation for executives other than himself and defers to the decisions of the Compensation and Human Resources Committee.

For Fiscal 2021, the compensation of our named executive officers consisted of salary, an annual cash bonus and equity awards, as well as benefits such as medical coverage, life insurance and 401(k) contributions.

All amounts presented in this section are in whole dollar amounts. All compensation amounts presented in British pounds have been translated using the foreign currency average exchange rates, unless otherwise indicated.

Compensation of Executive Officers

Summary Compensation Table

					All
				Stock	Other
				Awards	Compensation
	Fiscal	Salary	Bonus	(1)	(2)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Brendan Flood	Fiscal 2021	646,468	-	421,915	38,930	1,107,313
Chairman and Chief Executive Officer	Fiscal 2020	359,532	-	-	36,377	395,909
Khalid Anwar (3)	Fiscal 2021	167,707	-	9,803	19,999	197,509
Former Senior Vice President of Corporate Finance	Fiscal 2020	103,841	-	-	-	103,841
Alicia Barker	Fiscal 2021	257,821	-	17,736	26,000	301,557
Chief Operating Officer	Fiscal 2020	254,803	-	3,640	17,400	275,843

(1)	Represents the amount recognized for financial statement reporting purposes in accordance with ASC Topic 718. Stock awards vest in full on the third anniversary of the grant date, and the value of stock award is based upon the fair value of the award at issuance over the vesting term on a straight-line basis. The fair value of the award is calculated by multiplying the number of restricted shares by our stock price on the date of issuance. On October 21, 2021, Mr. Flood, Mr. Anwar and Ms. Barker were issued 8,334, 417 and 667 shares, respectively, at $18.10 per share. On January 8, 2021, and October 21, 2021, Ms. Barker was issued 24 shares at $51.40 per share and 247 shares at $18.10 per share, respectively. On January 7, 2020, September 25, 2020 and October 1, 2020, Ms. Barker was issued 140 shares at $8.50 per share, 280 shares at $5.60 per share and 140 shares at $6.30 per share, respectively.

(2)	Includes vacation pay, car allowance, 401(k) match, pensions and life insurance premiums.

(3)	Mr. Anwar served as our principal financial officer and principal accounting officer from December 15, 2020 until his resignation on November 4, 2022.

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Employment Agreements

The Flood Employment Agreement

On January 3, 2014, in connection with our acquisition of Initio, we entered into a services agreement (the “Flood Employment Agreement”) with Brendan Flood. Pursuant to the Flood Employment Agreement, Mr. Flood initially served as Executive Chairman of the Board. Mr. Flood was initially paid a salary of £192,000 per annum, less statutory deductions, plus other benefits including reimbursement for reasonable expenses, paid vacation and insurance coverage for his roles with both us and our U.K. subsidiary. Under the Flood Employment Agreement, Mr. Flood’s salary is required to be adjusted (but not decreased) annually in connection with the CPI Adjustment (as defined in the Flood Employment Agreement). Mr. Flood is also entitled to an annual bonus of up to 50% of his annual base salary based reaching certain financial milestones. Additionally, Mr. Flood was entitled to a gross profit appreciation participation, which entitled the participants to 10% of Initio’s “Excess Gross Profit,” which is defined as the increase in Initio gross profits in excess of 120% of the base year’s gross profit, up to $400,000. Mr. Flood’s participating level was 62.5%. On May 29, 2015, the Gross Profit Appreciation Bonus associated with this employment agreement was converted into 1,039,380 shares of Series A Preferred Stock. On January 8, 2021, all of his Series A Preferred Stock were converted into 45,100 shares of our common stock.

The Flood Employment Agreement had an initial term of five years and automatically renews thereafter unless 12 months’ written notice is provided by either party. It also includes customary non-compete/solicitation language for a period of 12 months after termination of employment, and in the event of a change in control, we may request that Mr. Flood continue employment with the new control entity. In December 2017, upon the reorganization of the Company and departure of Mr. Briand, Mr. Flood’s title was changed to Chairman and he assumed the roles of our Chief Executive Officer and President. On January 1, 2018, the Company increased his salary by the CPI Adjustment. On January 1, 2019 and on January 1, 2020, Mr. Flood was eligible for a CPI salary adjustment and chose to waive this adjustment. Effective January 1, 2020, Mr. Flood’s salary changed to $503,000 and bonus changed to up to 75% of his annual base salary.

The Barker Employment Agreement

We entered into an employment agreement with Alicia Barker that appointed her as our Chief Operating Officer effective July 1, 2018 (the “Barker Employment Agreement”). Ms. Barker also serves as a director on the Board and receives stock compensation for her service as a director on the Board.

Under the terms of the Barker Employment Agreement, Ms. Barker currently receives an annual base salary of $250,000 and is entitled to receive an annual performance bonus of up to 75% of her base salary based on the achievement of certain performance metrics. Ms. Barker’s base salary is required to be reviewed by the Board on an annual basis and may be increased, but not decreased, in its sole discretion. Ms. Barker is also entitled to reimbursement of certain out-of-pocket expenses incurred in connection with her services to the Company and to participate in the benefit plans generally made available to other executives of the Company. Effective January 1, 2021, Ms. Barker’s salary changed to $275,000.

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In the event Ms. Barker is terminated without cause or for good reason (as such terms are defined in the Barker Employment Agreement), she is entitled to receive (subject to certain requirements, including signing a general release of claims): (i) any earned but unpaid base salary and vacation time, as well as unreimbursed expenses, through her termination date; (ii) severance pay in an amount equal to 12 months’ base salary; and (iii) any earned but unpaid performance bonus. In the event Ms. Barker is terminated for cause or without good reason, she is only entitled to receive any earned but unpaid base salary and vacation time, as well as unreimbursed expenses, through her termination date.

The Barker Employment Agreement also contains customary confidentiality, non-solicitation and non-disparagement clauses.

The Anwar Employment Agreement

We entered into an employment agreement with Khalid Anwar that appointed him as our Senior Vice President, Corporate Finance, effective as of June 29, 2020 (the “Anwar Employment Agreement”),

Under the terms of the Anwar Employment Agreement, Mr. Anwar received an annual base salary of $200,000 and was entitled to receive an annual performance bonus of up to 50% of his base salary based on the achievement of certain performance metrics. The Anwar Employment Agreement automatically renewed for successive one-year terms after the initial employment term unless terminated by either party upon written notice provided not less than three months before the end of the initial term or renewal term. Mr. Anwar was also entitled to reimbursement of certain out-of-pocket expenses incurred in connection with his services to us and to participate in the benefit plans generally made available to our other executives. On November 4, 2022, Mr. Anwar resigned from his position with the Company.

The Anwar Employment Agreement also contained customary confidentiality, non-solicitation and non-disparagement clauses which remain in effect from the date of such resignation.

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Outstanding Equity Awards at January 1, 2022

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of the named executive officers for Fiscal 2021.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
	Option awards					Stock awards
Brendan Flood (1)	110	—	110	$6,000	01/07/2024	—	—	—	—
Brendan Flood (2)	50	—	50	3,000	03/01/2025	—	—	—	—
Brendan Flood (3)	160	—	160	405.00	02/28/2027	—	—	—	—
Khalid Anwar	—	—	—	—	—	—	—	—	—
Alicia Barker	—	—	—	—	—	—	—	—	—

(1) These options are fully vested, were issued pursuant to the 2014 Equity Incentive Plan and are exercisable for a period of 10 years from the date of grant.

(2) These options are fully vested, were issued pursuant to the 2015 Equity Incentive Plan and are exercisable for a period of 10 years from the date of grant.

(3) These options are fully vested, were issued pursuant to the 2016 Equity Incentive Plan and are exercisable for a period of 10 years from the date of grant.

Compensation of Directors

The following table provides compensation information for Fiscal 2021 for each member of our Board during Fiscal 2021:

	Fees Earned
	or Paid in	Stock
	Cash ($)	Awards ($) (1)	Total ($)
Brendan Flood(2)	-	-	-
Dimitri Villard(3)	87,500	5,669	93,169
Jeff Grout(4)	87,500	5,669	93,169
Nicholas Florio(5)	87,500	5,669	93,169
Alicia Barker(6)	-	5,669	5,669
Vincent Cebula(7)	50,000	3,620	53,620

(1)	We account for stock-based instruments issued to employees in accordance with ASC Topic 718. Stock awards vest in full on the third anniversary of the grant date, and the value of stock award is based upon the fair value of the award at issuance over the vesting term on a straight-line basis. The fair value of the award is calculated by multiplying the number of restricted shares by our stock price on the date of issuance. The valuation assumptions used in calculating the value of stock awards are set forth in Note 12 to our annual audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2021. We issued these shares under our 2015 Omnibus Incentive Plan and 2016 Omnibus Incentive Plan. A nonemployee who sits on the Board and is compensated by us solely for the individual’s role as a director will be treated as an employee under ASC 718.

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On January 8, 2021, and October 21, 2021, Mr. Villard, Mr. Grout, Mr. Florio and Ms. Barker were each issued 24 shares at $51.40 per share, and 247 shares at $18.10 per share, respectively. On October 21, 2021, Mr. Cebula was issued 200 shares at $18.10 per share.

(2)	Mr. Flood did not receive any annual compensation for his service as a director to date. Commencing in November 2022, Mr. Flood will receive 10,000 restricted common shares on a quarterly basis for his service as Director. For information concerning Mr. Flood’s compensation as our President and Chief Executive Officer, please see “Compensation of Executive Officers-Summary Compensation Table.” As of January 1, 2022, Mr. Flood held 20,142 shares of common stock from stock awards and outstanding options representing the right to purchase 320 shares of common stock, none of which were received in return for his services as a Board or committee member.

(3)	As a member of our Board, Mr. Villard receives an annual payment of $75,000, effective April 1, 2017, payable in monthly installments of $6,250. In addition, for his services as a Board and committee member, Mr. Villard received 24 shares of restricted common stock per quarter. Effective July 1, 2021, Mr. Villard’s Board compensation increased to $100,000, payable in monthly installments of $8,333 and the shares of restricted common stock per quarter increased to 200 shares. Effective in the fourth quarter of fiscal year ended 2022, the shares of restricted stock increased to 10,000 shares per quarter. During Fiscal 2021, Mr. Villard received 272 shares of restricted common stock valued at $5,669 for his services as a Board and committee member. As of January 1, 2022, Mr. Villard held 953 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock.

(4)	As a member of our Board, Mr. Grout receives an annual payment of $75,000, effective April 1, 2017, payable in monthly installments of $6,250. In addition, for his services as a Board and committee member, Mr. Grout received 24 shares of restricted common stock per quarter. Effective July 1, 2021, Mr. Grout’s Board compensation increased to $100,000, payable in monthly installments of $8,333 and the shares of restricted common stock per quarter increased to 200 shares. Effective in the fourth quarter of fiscal year ended 2022, the shares of restricted stock increased to 10,000 shares per quarter. During Fiscal 2021, Mr. Grout received 272 shares of restricted common stock valued at $5,669 for his service as a Board and committee member. As of January 1, 2022, Mr. Grout held 980 shares of common stock from stock awards and outstanding options representing the right to purchase 17 shares of common stock.

(5)	As a member of our Board, Mr. Florio receives an annual payment of $75,000, effective April 1, 2017, payable in monthly installments of $6,250. At the request of Mr. Florio, all cash payments, common stock issuances and stock option issuances have been made in the name of Citrin Cooperman & Company, LLP. In addition, for his services as a Board and committee member, Mr. Florio received 24 shares of restricted common stock per quarter. Effective July 1, 2021, Mr. Florio’s Board compensation increased to $100,000, payable in monthly installments of $8,333 and the shares of restricted common stock per quarter increased to 200 shares. Effective in the fourth quarter of fiscal year ended 2022, the shares of restricted stock increased to 10,000 shares per quarter. During Fiscal 2021, Mr. Florio received 272 shares of restricted common stock valued at $5,669 for his services as a Board and committee member. As of January 1, 2022, Mr. Florio, in the name of Citrin Cooperman, held 989 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock.

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(6)	As a non-independent director, Ms. Barker receives equity compensation but is not entitled to cash compensation for services as a director. For her services as a director, Ms. Barker received 24 shares of restricted common stock per quarter. Effective July 1, 2021, the shares of restricted common stock per quarter increased to 200 shares. Effective in the fourth quarter of fiscal year ended 2022, the shares of restricted stock increased to 10,000 shares per quarter. During Fiscal 2021, Ms. Barker received 272 shares of restricted common stock valued at $5,669 for her services as a Board member. For information concerning Ms. Barker’s compensation as our Chief Operating Officer, please see “Executive and Director Compensation-Summary Compensation Table.” As of January 1, 2022, Ms. Barker held 2,194 shares of common stock from stock awards and options representing the right to purchase 0 shares of common stock.

(7)	As a member of our Board, Mr. Cebula receives an annual payment of $100,000, payable in monthly installments of $8,333. In addition, for his services as a Board and committee member, Mr. Cebula receives 200 shares of restricted common stock per quarter. Effective in the fourth quarter of fiscal year ended 2022, the shares of restricted stock increased to 10,000 shares per quarter. During Fiscal 2021, Mr. Cebula received 200 shares of restricted common stock valued at $3,620 for his services as a Board and committee member. As of January 1, 2022, Mr. Cebula, held 200 shares of common stock and from stock awards and options representing the right to purchase 0 shares of common stock.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of January 1, 2022 about the common stock that may be issued upon the exercise of outstanding options, warrants and rights under our equity compensation plans:

Plan Category	Number of securities to be issued upon exercising outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	736	$405	499,264
Equity compensation plans not approved by security holders(1)	566	$3,318	-

(1) At January 1, 2022, we had two equity compensation plans, the 2014 Equity Incentive Plan and the 2015 Omnibus Incentive Plan, not approved by security holders, which are more fully described below.

2014 Equity Incentive Plan

On January 28, 2014, the Board adopted the 2014 Equity Incentive Plan (the “2014 Plan”). Under the 2014 Plan, we may grant options to employees, directors, senior management and, under certain circumstances, consultants. The purpose of the 2014 Plan is to secure and retain the services of the group of persons eligible to receive option awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. A maximum of 41,667 shares of common stock has been reserved for issuance under the 2014 Plan (adjusted for the Reverse Stock Splits). The 2014 Plan expires on January 28, 2024. As of January 1, 2022, we had issued 41,667 options and shares of common stock pursuant to the 2014 Plan and therefore there are no remaining shares eligible to be issued under the 2014 Plan.

The authority to administer the 2014 Plan currently resides with the Compensation and Human Resources Committee.

Transferability

Option awards are not transferable other than by will or by the laws of descent and distribution unless otherwise provided in the individual option agreement.

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Change of Control Event

In the event of a change in control, then, without the consent or action required of any holder of an option award (in such holder’s capacity as such):

(i) Any surviving corporation or acquiring corporation or any parent or affiliate thereof, as determined by the Board in its discretion, will assume or continue any option awards outstanding under the plan in all or in part or shall substitute to similar stock awards in all or in part; or

(ii) In the event any surviving corporation or acquiring corporation does not assume or continue any option awards or substitute to similar stock awards, for those outstanding under the plan, then: (a) all unvested option awards will expire (b) vested options will terminate if not exercised at or prior to such change in control; or

(iii) Upon change in control, the Board may, in its sole discretion, accelerate the vesting, partially or in full, in the sole discretion of the Board and on a case-by-case basis of one or more option awards as the board of directors may determine to be appropriate prior to such events.

Notwithstanding the above, in case of change in control, in the event all or substantially all of the shares of our common stock of are to be exchanged for securities of another company, then each holder of an option award shall be obliged to sell or exchange, as the case may be, any shares such holder holds or purchased under the plan, in accordance with the instructions issued by the Board, whose determination shall be final.

Termination of Employment/Relationship

In the event of termination of the option holder’s employment with us or any of our affiliates, or if applicable, the termination of services given to us or any of our affiliates by consultants of the Company or any of its affiliates for cause (as defined in the plan), all outstanding option awards granted to such option holder (whether vested or not) will immediately expire and terminate on the date of such termination and the holder of option awards will not have any right in connection to such outstanding option awards, unless otherwise determined by the Board. The shares of common stock covered by such option awards will revert to the 2014 Plan.

2015 Omnibus Incentive Plan

On September 23, 2015, the Board adopted the 2015 Omnibus Incentive Plan (the “2015 Plan”). Under the 2015 Plan, we may grant options to our employees, directors, senior management and, under certain circumstances, consultants. The purpose of the 2015 Plan is to retain the services of the group of persons eligible to receive option awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

The 2015 Plan provides for an aggregate of 7,500 shares of common stock to be available for awards (adjusted for the Reverse Stock Splits). The number of shares available for grant pursuant to awards under the 2015 Plan is referred to as the “Available Shares”. If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the 2015 Plan.

The 2015 Plan provides for an aggregate of 15,000 shares of common stock to be available for awards. The number of shares available for grant pursuant to awards under the 2015 Plan is referred to as the “Available Shares”. If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the 2015 Plan.

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The 2015 Plan has a term of ten years and no further awards may be granted under the 2015 Plan after that date. As of January 1, 2022, we had issued 7,500 in options and shares of common stock pursuant to the 2015 Plan and had 0 unissued securities remaining under the 2015 Plan.

Awards Available for Grant

The Compensation and Human Resources Committee may grant awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Compensation and Human Resources Committee may not grant to any one person in any one calendar year awards (i) for more than 500 common shares in the aggregate or (ii) payable in cash in an amount exceeding $3,600 in the aggregate.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Compensation and Human Resources Committee, however, may permit awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Change in Control

Except to the extent otherwise provided in an award, in the event of a change in control, all outstanding options and equity awards (other than performance compensation awards) issued under the Plan will become fully vested and performance compensation awards will vest, as determined by the Compensation and Human Resources Committee, based on the level of attainment of the specified performance goals. In general, the Compensation and Human Resources Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a change in control. The Compensation and Human Resources Committee can also provide otherwise in an award under the 2015 Plan.

2016 Omnibus Incentive Plan

On October 25, 2016, our Board adopted the 2016 Omnibus Incentive Plan (the “2016 Plan”) to, among other things, attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants and to promote the success of our business. On January 26, 2017, our stockholders approved the 2016 Plan, pursuant to which 8,334 shares of our common stock were reserved for issuance under stock and stock option awards (adjusted for the Reverse Stock Splits). On May 30, 2018, our stockholders approved an amendment to the 2016 Plan to increase the total number of shares reserved for issuance under the 2016 Plan to 20,834 shares of our common stock. As of January 1, 2022, we had issued 20,834 shares and options to purchase shares of common stock pursuant to the 2016 Plan, leaving 0 shares remaining under the 2016 Plan. The Compensation and Human Resources Committee administers the 2016 Plan. No stock options were granted in Fiscal 2021 or Fiscal 2020.

The Compensation and Human Resources Committee administers the 2016 Plan. The Compensation and Human Resources Committee will have the authority, without limitation to (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of common shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, common shares, other securities, other awards or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common shares, other securities, other awards or other property and other amounts payable with respect to an award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2016 Plan and any instrument or agreement relating to, or award granted under, the 2016 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation and Human Resources Committee shall deem appropriate for the proper administration of the 2016 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; and (x) make any other determination and take any other action that the Compensation and Human Resources Committee deems necessary or desirable for the administration of the 2016 Plan. The Compensation and Human Resources Committee will have full discretion to administer and interpret the 2016 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

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Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the 2016 Plan. The Compensation and Human Resources Committee has the sole and complete authority to determine who will be granted an award under the 2016 Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2016 Plan.

Number of Shares Authorized

The 2016 Plan provides for an aggregate of 20,834 shares of common stock to be available for awards. The 2016 Plan has a term of ten years and no further awards may be granted under the 2016 Plan after that date.

Awards Available for Grant

The Compensation and Human Resources Committee may grant awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) (each defined under the 2016 Plan) or any combination of the foregoing subject to the number of available shares. Notwithstanding anything to the contrary in the 2016 Plan, the Compensation and Human Resources Committee may not grant to any one participant under the plan in any one calendar year awards (i) for more than 1,334 common shares in the aggregate or (ii) payable in cash in an amount exceeding $750,000 in the aggregate.

Options

Under the terms of the 2016 Plan, unless the Compensation and Human Resources Committee determines otherwise in the case of an option substituted for another option in connection with a corporate transaction, the exercise price of the options will not be less than the fair market value (as determined under the 2016 Plan) of the shares of common stock on the date of grant. Options granted under the 2016 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation and Human Resources Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2016 Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder.)

Stock Appreciation Rights

The Compensation and Human Resources Committee is authorized to award Stock Appreciation Rights (“SARs”) under the 2016 Plan. SARs will be subject to such terms and conditions as established by the Compensation and Human Resources Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the 2016 Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option which corresponds to such SARs. SARs shall be subject to terms established by the Compensation and Human Resources Committee and reflected in the award agreement.

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Restricted Stock

The Compensation and Human Resources Committee is authorized to award restricted stock under the 2016 Plan. Unless otherwise provided by the Compensation and Human Resources Committee and specified in an award agreement, restrictions on restricted stock will lapse after three years of service with the Company. The Compensation and Human Resources Committee will determine the terms of such restricted stock awards. Shares of restricted stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Compensation and Human Resources Committee for a specified period. Unless the Compensation and Human Resources Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Compensation and Human Resources Committee is authorized to award restricted stock unit awards under the 2016 Plan. Unless otherwise provided by the Compensation and Human Resources Committee and specified in an award agreement, restricted stock units vest after three years of service with the Company. The Compensation and Human Resources Committee determines the terms of such restricted stock units. Unless the Compensation and Human Resources Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation and Human Resources Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation and Human Resources Committee.

Stock Bonus Awards

The Compensation and Human Resources Committee is authorized to grant awards of unrestricted shares of common stock or other awards denominated in shares of common stock, either alone or in tandem with other awards, under such terms and conditions as the Compensation and Human Resources Committee may determine.

Performance Compensation Awards

The Compensation and Human Resources Committee is authorized to grant any award under the 2016 Plan in the form of a performance compensation awards. The Compensation and Human Resources Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. The Compensation and Human Resources Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

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Amendment

The 2016 Plan has a term of ten years from the effective date of the 2016 Plan. The Board may amend, suspend or terminate the 2016 Plan at any time; however, shareholder approval to amend the 2016 Plan may be necessary if applicable law or listing rule so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control

Except to the extent otherwise provided in an award, in the event of a change in control, all outstanding options and equity awards (other than performance compensation awards) issued under the 2016 Plan will become fully vested or the period of restriction will expire and performance compensation awards vest, as determined by the Compensation and Human Resources Committee, based on the level of attainment of the specified performance goals or assuming that that the applicable “target” levels of performance have been obtained or on such other basis as determined by the Compensation and Human Resources Committee.

2019 Performance Unit Grants

In January 2019, the Board approved the 2019 Performance Unit Grants (the “2019 Performance Grants”). The Board granted 5,167 units to adequately motivate the participants and drive performance as of January 1, 2022. Units vest upon the following:

●	50% upon the employee being in good standing on December 31, 2020; and

●	50% upon the average share price of our common stock during the 90-day period leading up to December 31, 2020, based upon the following vesting rate table:

Average 90-day Price	Vesting Rate
<$480 per share	0
>$480 per share	Pro-rated
>=$720 per share	Full Vesting

A fair valuation of the 2019 Performance Grants has not been completed; however, it is not expected to be material.

2020 Omnibus Incentive Plan

On June 30, 2020, the Board approved the 2020 Omnibus Incentive Plan (the “2020 Plan”) pursuant to which we may grant equity incentive awards to key employees, key contractors, and non-employee directors of the Company. The 2020 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of our common stock, or a combination of cash and common stock. A total of 12,500 shares of common stock are reserved for grant under the 2020 Plan, plus any awards reserved under the Company’s prior equity incentive plans, subject to adjustment in certain circumstances to prevent dilution or enlargement. On September 29, 2020, our stockholders approved the 2020 Plan. As of January 1, 2022, we had issued 12,227 shares and options to purchase shares of common stock pursuant to the 2020 Plan, therefore leaving 274 shares remaining under the 2020 Plan. The Compensation and Human Resources Committee administers the 2020 Plan. The 2020 Plan will terminate on June 30, 2030.

2021 Omnibus Incentive Plan

On August 17, 2021, the Board approved the 2021 Omnibus Incentive Plan (the “2021 Plan”) pursuant to which we may grant equity incentive awards to key employees, key contractors, and non-employee directors of the Company. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of our common stock, or a combination of cash and common stock. A total of 200,000 shares of common stock are reserved for grant under the 2021 Plan, plus any awards reserved under the Company’s prior equity incentive plans, subject to adjustment in certain circumstances to prevent dilution or enlargement. On October 14, 2021, our stockholders approved the 2021 Plan. On December 27, 2021, we held a special meeting of the stockholders, at which meeting the stockholders approved an amendment to the 2021 Plan to increase the number of shares of common stock available for issuance pursuant to awards under the 2021 Plan by an additional 300,000 shares, to a total of 500,000 shares of our common stock. As of November 30, 2022, we had issued 210,000 shares and options to purchase shares of common stock pursuant to the 2021 Plan, therefore leaving 290,000 shares remaining under the 2021 Plan. The Compensation and Human Resources Committee administers the 2021 Plan. The 2021 Plan will terminate on August 17, 2031.

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Purpose. The purpose of the 2021 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company and our subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of our common stock, or a combination of cash and common stock. The 2021 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by our Board on August 17, 2021 and approved by our stockholders on October 14, 2021. The 2021 Plan will terminate on August 17, 2031, unless earlier terminated by our Board. No award may be granted under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Shares Available. The 2021 Plan, as amended, provides that the aggregate number of shares of our common stock that may be subject to awards under the 2021 Plan cannot exceed 500,000 shares, subject to adjustment in certain circumstances to prevent dilution or enlargement. All of the shares available for issuance as an award under the 2021 Plan may be delivered pursuant to incentive stock options.

Administration. Under the terms of the 2021 Plan, the 2021 Plan will be administered by our Board or such committee of our Board as is designated by it to administer the 2021 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall consist entirely of two or more “non-employee directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2021 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2021 Plan.

Shares to be issued under the 2021 Plan may be made available from authorized but unissued shares of our common stock, common stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2021 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. Shares underlying awards granted under the 2021 Plan, the 2020 Plan or the 2016 Plan that expire or are forfeited or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by the 2021 Plan. Shares withheld by or delivered to us to satisfy the exercise price of stock options or tax withholding obligations with respect to any award granted under the 2021 Plan will nonetheless be deemed to have been issued under the 2021 Plan and will not again be available for grant under the 2021 Plan. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to us or shares cancelled on account of termination, expiration, or lapse of an award shall again be available for grant as incentive stock options under the 2021 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

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Eligibility. The 2021 Plan provides for awards to the non-employee directors, officers, employees, and contractors of the Company and our subsidiaries and prospective non-employee directors, officers, employees, and contractors who have accepted offers of employment or service from the Company or our subsidiaries, with such awards being effective upon such individual’s commencement of employment with or service to the Company or our subsidiaries, as applicable. As of the date of this proxy statement, there were four non-employee directors, three Section 16 officers, and approximately 205 other employees eligible to participate in the 2021 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2021 Plan.

Stock Options. Subject to the terms and provisions of the 2021 Plan, options to purchase shares of our common stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2021 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our common stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our common stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our common stock on the date of grant. As of August 20, 2021, the fair market value (as that term is defined in the 2021 Plan) of a share of our common stock was $20.35. All stock options granted under the 2021 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our common stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our common stock in the recipient’s name. No dividend or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

Stock Appreciation Rights. The 2021 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our common stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our common stock on the date of grant.

Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our common stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee. No dividend or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

Restricted Stock. The 2021 Plan provides for the award of shares of our common stock that are subject to forfeiture and restrictions on transferability as set forth in the 2021 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

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Restricted Stock Units. The 2021 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our common stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2021 Plan prior to their vesting. Restricted stock units will be settled in shares of our common stock, in an amount based on the fair market value of our common stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award; provided, however, that (i) any dividend equivalent rights with respect to such other award may be withheld by us for a participant’s account until such other award is vested, subject to such terms as determined by the Committee; and (ii) such dividend equivalent rights so withheld and attributable to another award will be distributed to such participant in cash or, at the discretion of the Committee, in common stock having a fair market value equal to the amount of such dividend equivalent rights, if applicable, upon vesting of the other award and, if such other award is forfeited, the right to dividend equivalent rights attributable to such forfeited award also will be forfeited. No dividend equivalent rights may be paid or granted with respect to any stock option or SAR. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional common stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or common stock.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan, and to the extent an award is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. The 2021 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2021 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our common stock; return on assets, equity or stockholders’ equity; market share; inventory management, inventory turn or shrinkage; employee retention; safety standards; service or product delivery or quality; or total return to stockholders, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

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Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any.

Recoupment for Restatements. To the extent set forth in the award agreement, the Company may recoup all or any portion of any shares of our common stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2021 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the extent that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Repricing of Stock Options or SARs. The Committee may “reprice” any stock option or SAR; provided, however, that the repricing of any Stock Option or SAR shall not be permitted without stockholder approval to the extent stockholder approval is required either by (i) any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) applicable law. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our common stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2021 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, that are the beneficial owners of more than 5% of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of common stock set forth opposite such person’s name. Percentage ownership is based on 2,533,199 shares of common stock outstanding on the Record Date.

Name of Beneficial Owner	Address	Common Stock Beneficially Owned (1)	Percent of Common Stock
Brendan Flood (2)	3 London Wall Buildings London Wall, London, EC2M 5SY	70,462	2.84%
Khalid Anwar (3)	757 Third Avenue, 27th Floor, New York, NY 10017	584	*
Dimitri Villard (4)	8721 Santa Monica Blvd, Suite 100 Los Angeles, CA 90069	1,370	*
Jeff Grout (5)	3 London Wall Buildings London Wall, London EC2M 5SY	1,396	*
Nicholas Florio (6)	Citrin Cooperman & Company LLP 529 Fifth Avenue, NY, NY 10017	1,405	*
Alicia Barker (7)	757 Third Avenue, 27th Floor, New York, NY 10017	2,594	*
Vincent Cebula (8)	757 Third Avenue, 27th Floor, New York, NY 10017	600	*
Nick Koutsivitis (9)	757 Third Avenue, 27th Floor, New York, NY 10017	801	*
Joe Yelenic (10)	757 Third Avenue, 27th Floor, New York, NY 10017	1,208	*
Directors and officers as a group of nine persons		80,419	3.17%

Greater than 5% Holders:
Jackson Investment Group, LLC (11)	2655 Northwinds Parkway, Alpharetta, GA 30009	173,904	6.86%

* Less than 1%.

(1) Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

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(2) Includes 20,142 shares of common stock owned (of which 1,847 shares were purchased on the open market) and 50,320 options that are currently exercisable or may be exercised by Mr. Flood within 60 days of November 23, 2022.

(3) Mr. Anwar owns 584 shares of common stock. Mr. Anwar is no longer with the Company.

(4) Includes 93 shares of common stock held personally by Mr. Villard and 1,260 shares held through Byzantine Productions, Inc., for which Mr. Villard is deemed the beneficial owner with sole voting and dispositive power over the securities held by the entity, and Mr. Villard holds options to purchase 17 shares.

(5) Mr. Grout owns 1,379 shares of common stock and holds options to purchase 17 shares of common stock.

(6) Includes 70 shares of common stock held personally by Mr. Florio and 1,318 shares of common stock and options to purchase 17 shares of common stock held in the name of Citrin Cooperman for which Mr. Florio is deemed the beneficial owner with sole voting and dispositive power over the securities held by the firm.

(7) Ms. Barker owns 2,594 shares of common stock.

(8) Mr. Cebula owns 600 shares of common stock.

(9) Mr. Koutsivitis owns 801 shares of common stock.

(10) Mr. Yelenic owns 31,050 shares of Series H Convertible Preferred Stock, which is convertible into 1,208 shares of common stock.

(11) Includes 134,479 shares of common stock and 39,425 warrants to purchase shares of common stock.

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PROPOSAL 1 — DIRECTOR ELECTION PROPOSAL

Overview

Our Board is currently composed of six individuals divided into two classes, as nearly equal as possible, and one non-classified director, as follows:

●	Class I: Dimitri Villard, Vincent Cebula and Nicholas Florio;

●	Class II: Jeff Grout and Alicia Barker; and

●	Non-Classified: Brendan Flood.

The term of office for directors in Class II expires at the Annual Meeting. The term of office for directors in Class I expires at the annual meeting of stockholders to occur in calendar year 2023. Non-classified directors are to be elected annually. Accordingly, each of our Class II directors and non-classified director are up for election at the Annual Meeting.

In general, a director serves in office until his or her successor is duly elected and qualified unless the director resigns, dies or is unable to serve in the capacity of director due to disability or other cause. If a director resigns or is otherwise unable to serve before the end of his or her term, the Board may appoint a director to fill the remainder of that term, reduce the size of the Board, or leave the position vacant.

Nominee Information and Qualifications

After careful review and consideration, the Board has determined it is in the best interest of the Company to re-nominate each of Mr. Grout and Ms. Barker as Class II directors and Mr. Flood as a non-classified director. Our Board has determined that all of our current directors, including the three nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen. In addition, our Board has determined that Mr. Grout qualifies as independent director under applicable Nasdaq and SEC rules. No director nominee is being nominated pursuant to any arrangement or understanding between such nominee and any other person or persons.

The biographies and qualifications of each of our director nominees are set forth under “Governance of the Company — Executive Officers and Directors” herein. For additional information concerning the process of director nominations and the criteria for selection of director nominees, see “Governance of the Company — Director Qualifications and Diversity”.

Each of the director nominees has consented to be named in this proxy statement and agreed to serve as directors if elected by the stockholders. In the event that any nominee to the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who may be designated by the Board to fill the vacancy. Alternatively, the Board may reduce the size of the Board or maintain such vacancy.

Vote Required and Recommendation

The election of our director nominees requires the approval of a majority of the votes validly cast with respect to such nominee. Accordingly, for a nominee to be validly appointed to our Board, the number of shares voted “FOR” that director nominee must exceed the number of votes cast “AGAINST” such director nominee. As a result, abstentions and broker non-votes will have no effect on the outcome of voting with respect to the election of any director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH IN THE DIRECTOR ELECTION PROPOSAL.

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PROPOSAL 2 – SAY-ON-PAY PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on our executive compensation. Because this vote is an advisory vote, this proposal is not binding upon us, our Board or the Compensation and Human Resources Committee; however, the Compensation and Human Resources Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address these concerns.

We believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Compensation and Human Resources Committee has the following objectives:

●	align our executives’ interests with those of our stockholders; and

●	provide our executives with reasonable and competitive compensation.

We encourage stockholders to read the Executive and Director Compensation section (as well as the other tables and narrative disclosures included in this proxy statement), which describes in more detail how our executive compensation program operates and is designed to achieve our compensation objectives, including through the use of annual incentive awards, long-term equity awards, a high percentage of compensation that is variable or “at-risk” and performance-based stock awards for our CEO. The Compensation and Human Resources Committee and the Board believe that the policies and procedures articulated in the Executive and Director Compensation section are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company’s success and is aligned with the interests of our stockholders.

Our last “say on frequency” proposal was submitted to our stockholders at the 2016 annual meeting, and “every three years” received the most votes.

The last “say-on-pay” was submitted to our stockholders at the 2019 annual meeting. Our stockholders approved this proposal with approximately 89.4% of the votes cast on the proposal voting in favor of the resolution. We are again asking stockholders to approve the compensation of our named executive officers as disclosed in this proxy statement. Our last “say on frequency” proposal was submitted to our stockholders at the 2016 annual meeting, and “every three years” received the most votes.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Executive and Director Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Vote Required and Recommendation

The approval of the Say-on-Pay Proposal requires the vote of a majority of the shares represented in person or by proxy and entitled to vote on the Say-on-Pay Proposal at the Annual Meeting. Abstentions will have the effect of a vote against the Say-on-Pay Proposal, and broker non-votes will have no effect on the Say-on-Pay Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION.

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PROPOSAL 3 – SAY-ON-FREQUENCY PROPOSAL

As required by the SEC’s rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish us to include a say-on-pay proposal in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders should be every year, every two years, or every three years.”

The Board recommends that you vote for every three (3) years as the desired frequency for us to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

●	Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with stockholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

●	A vote every three (3) years will provide the Board and the Compensation and Human Resources Committee with the time to thoughtfully consider and thoroughly respond to stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation and Human Resources Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

●	We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Vote Required

The option among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.

While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every year, two years, or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our Compensation and Human Resources Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “EVERY THREE YEARS” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

39

PROPOSAL 4 – AUDITOR RATIFICATION PROPOSAL

Overview

The Audit Committee of the Board has selected Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that management submit the selection of independent registered public accountant for ratification by the stockholders at the Annual Meeting.

BDO USA, LLP (“BDO”) served as our independent registered public accounting firm for the fiscal years ended January 1, 2022 and January 2, 2021. On August 26, 2022, the Audit Committee approved the dismissal of BDO USA, LLP as our independent registered public accounting firm, effective as of August 26, 2022. The reports of BDO on the Company’s consolidated financial statements for the two most recent fiscal years, ended January 1, 2022 and January 2, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO’s reports dated April 16, 2021 and June 24, 2022 contained an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern. There were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and BDO. On August 26, 2022, the Company engaged Baker Tilly as its independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee concluded that independence of Baker Tilly was not impaired for the fiscal year ended January 1, 2022.

Stockholder ratification of the appointment of Baker Tilly is not required by our Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Baker Tilly to the Company’s stockholders for ratification as a matter of good corporate practice. In the event that the selection of an independent registered public accounting firm is not ratified by the requisite vote of our stockholders, the appointment of the independent registered public accounting firm is expected to be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Principal Accounting Fees and Services

The aggregate fees billed for our 2021 and 2020 fiscal years for professional services rendered by BDO are set forth below.

(in thousands)	Fiscal 2021	Fiscal 2020
Audit Fees	$1,137	$740
Audit-Related Fees	—	—
Tax Fees	$—	—
All Other Fees	—	$—
Total	$1,137	$740

Audit Fees represents fees for professional services necessary to perform an annual audit of the financial statements, review of quarterly reports and other services required to be performed by our independent auditors.

Audit-Related Fees, if incurred, represents fees for services that are reasonably related to the performance of the audit or review of our financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, audit and review of certain benefit-related programs.

Tax Fees represents fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to United States and international tax matters, assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions, preparation of reports to comply with local tax authority transfer pricing documentation requirements, and assistance with tax audits.

Other Fees represents fees for financial statement audits of acquired and targeted companies as well as review of registration statements.

Pre-Approval Policies and Procedure for Audit Services

Our Audit Committee has developed policies and procedures regarding the approval of all services that are to be rendered by our independent registered public accounting firm, as permitted under applicable laws, and the corresponding fees for such services. Consistent with these policies and procedures, all audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm in fiscal years 2021 and 2020 were pre-approved by Audit Committee.

Vote Required and Recommendation

The approval of the Auditor Ratification Proposal requires the vote of a majority of the shares represented in person or by proxy and entitled to vote on the Auditor Ratification Proposal at the Annual Meeting. Abstentions will have the effect of a vote against the Auditor Ratification Proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

40

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited financial statements for the year ended January 1, 2022 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

●	received the written disclosures and letters from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with BDO matters relating to its independence; and

●	reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements audited by BDO for the fiscal year ended January 1, 2022 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee:
Vincent Cebula (Chairman)
Nicholas Florio
Dimitri Villard
Jeff Grout

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SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received no later than August 3, 2022. However, pursuant to such rule, if the 2023 annual meeting is held on a date that is before November 30, 2023 or after January 29, 2024, then a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 Annual Meeting. Stockholder proposals should be addressed to the Company’s Secretary at 757 Third Avenue, 27th Floor, New York NY 10017.

Proposals submitted outside Rule 14a-8 of the Exchange Act must comply with our Bylaws. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between September 1, 2023 and October 1, 2023; provided, however, if and only if the 2023 annual meeting is scheduled to be held before October 21, 2022 or after November 30, 2023 or after March 9, 2024, such stockholder’s notice must be delivered not earlier than 120 days prior to the date of the 2023 Annual Meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2023 annual meeting or (B) the date which is 90 days prior to the date of the 2023 annual meeting. Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Bylaws.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

Our financial statements for Fiscal 2021 are included in our 2021 Annual Report. This proxy statement and our 2021 Annual Report are posted on the Investor Relations section of our website at https://www.staffing360solutions.com/investors/links-1/financial-reports and are available from the SEC at its website at www.sec.gov. The information on our website is not incorporated by reference in, and does not form a part of, this proxy statement. You may also obtain a copy of our annual report without charge by sending a written request to Staffing 360 Solutions, Inc., 757 Third Avenue, 27th Floor, New York NY 10017.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 29, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/STAF2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 29, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93667-P82766

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STAFFING 360 SOLUTIONS, INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors			
Class II Directors			
1a. Jeff Grout	☐	☐	☐
1b. Alicia Barker	☐	☐	☐
Non-Classified Director			
1c. Brendan Flood	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2, 3 YEARS in proposal 3 and FOR proposal 4.

	For	Against	Abstain
2. An advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. An advisory vote on the frequency of future stockholder advisory votes relating to the compensation of the Company's named executive officers.	☐	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D93668-P82766

STAFFING 360 SOLUTIONS, INC.
Annual Meeting of Stockholders
December 30, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Brendan Flood, or in his absence, Alicia Barker and Nicholas Koutsivitis, or any of them, with the power of substitution and resubstituting to vote any and all shares of capital stock of Staffing 360 Solutions, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held via the Internet on December 30, 2022 at 10:00 AM New York time, and at any adjournments or postponements thereof, upon the matters specified herein and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such proxy holders to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

IF THIS PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO VOTE IS SPECIFIED, SHARES WILL BE VOTED "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, "3 YEARS" FOR PROPOSAL 3, AND "FOR" PROPOSAL 4. In their discretion, the proxy holders are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side